UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 20, 2024

Catalyst Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-40893	86-2411762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

235 N. Court Street, Opelousas, Louisiana	70570
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(337) 948-3033

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLST	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K/A amends the current report on Form 8-K, dated November 20, 2024 that was filed with the Securities and Exchange Commission (the “SEC”) on November 26, 2024 (the “Original Form 8-K”) by Catalyst Bancorp, Inc. (the “Company”), concerning the Company’s decision to engage HORNE LLP (“HORNE”) as its independent registered public accounting firm following the completion of the audit services provided by Castaing, Hussey & Lolan, LLC (“CHL”) for the year ending December 31, 2024 and the filing of the Company’s 2024 Annual Report on Form 10-K on March 28, 2025.

ITEM 4.01 Changes in Registrant’s Certifying Accountant

As previously reported in the Original Form 8-K, the Board of Directors of Catalyst Bancorp, Inc. (the “Company”) approved the engagement of HORNE LLP (“HORNE”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025. Castaing, Hussey & Lolan, LLC (“CHL”), continued as the Company’s independent registered public accounting firm for the year ended December 31, 2024. On March 28, 2025, when the Company filed its Annual Report on Form 10-K for the year ended December 31, 2024, CHL completed its audit of the Company’s consolidated financial statements for such fiscal year, and the Company’s retention of CHL as our independent registered public accounting firm with respect to the audit of the Company’s consolidated U.S. GAAP financial statements ended as of that date.

CHL’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through March 28, 2025, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and CHL on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to CHL’s satisfaction, would have caused CHL to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Before filing this Form 8-K with the Securities and Exchange Commission (“SEC”), the Company provided CHL with a copy of the disclosures contained in this Item 4.01, and the Company requested that CHL furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of CHL’s letter, dated April 2, 2025, is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through March 28, 2025, neither the Company nor anyone on its behalf has consulted with HORNE regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that HORNE concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are included herein:

Exhibit Number	Description
16.1	Letter from Castaing, Hussey & Lolan, LLC
104	Cover Page Interactive Data File. Embedded within the Inline XBRL document.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST BANCORP, INC.

Date:	April 2, 2025	By:	/s/ Joseph B. Zanco
Joseph B. Zanco
President and Chief Executive Officer

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